Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of Schlumberger Limited, a Curacao corporation (the “Guarantor”), hereby constitutes and appoints Alexander C. Juden, Howard Guild, or Saul R. Laureles, and each of them, his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution and to act with or without the others, for him or her and in his or her name, place and stead in any and all capacities: (i) to sign this Registration Statement under the Securities Act of 1933, as amended, on Form S-3, any amendments thereto, and all post-effective amendments and supplements to this Registration Statement for the registration of Schlumberger Investment SA’s debt securities and the Guarantor’s guarantees thereof; and (ii) to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements will comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be signed in any number of counterparts, each of which will constitute an original and all of which, taken together, will constitute one Power of Attorney.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 17th day of January, 2013.

Signature	Title
/s/ Paal Kibsgaard	Chief Executive Officer and Director (Principal Executive Officer)
(Paal Kibsgaard)

/s/ Simon Ayat	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
(Simon Ayat)

/s/ Howard Guild	Chief Accounting Officer (Principal Accounting Officer)
(Howard Guild)

/s/ Peter L.S. Currie	Director
(Peter L.S. Currie)

/s/ Tony Isaac	Chairman
(Tony Isaac)

/s/ K. Vaman Kamath	Director
(K. Vaman Kamath)

/s/ Nikolay Kudryavtsev	Director
(Nikolay Kudryavtsev)

/s/ Adrian Lajous	Director
(Adrian Lajous)

/s/ Michael E. Marks	Director
(Michael E. Marks)

/s/ Elizabeth Anne Moler	Director
(Elizabeth Anne Moler)

/s/ Lubna S. Olayan	Director
(Lubna S. Olayan)

/s/ Leo Rafael Reif	Director
(Leo Rafael Reif)

/s/ Tore I. Sandvold	Director
(Tore I. Sandvold)

/s/ Henri Seydoux	Director
(Henri Seydoux)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of Schlumberger Investment SA, a Luxembourg société anonyme (the “Company”), hereby constitutes and appoints Philippe Petre, Saul Laureles, Krishna Shivram, Joanna Todd, Alejandro Parma or Eileen Hardell, and each of them, his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution and to act with or without the others, for him or her and in his or her name, place and stead in any and all capacities: (i) to sign this Registration Statement under the Securities Act of 1933, as amended, on Form S-3, any amendments thereto, and all post-effective amendments and supplements to this Registration Statement for the registration of the Company’s debt securities and Schlumberger Limited’s guarantees thereof; and (ii) to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, in each case, in such forms as they or any one of them may approve, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements will comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be signed in any number of counterparts, each of which will constitute an original and all of which, taken together, will constitute one Power of Attorney.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 31st day of May, 2013.

Signature	Title

/s/ Philippe Petre	Class B Director
(Philippe Petre)

/s/ Sinar Sar	Class A Director
(Sinar Sar)

/s/ Gerard Matheis	Class A Director
(Gerard Matheis)